UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2020, Hasbro, Inc. (the “Company”) issued a press release announcing that Laurel J. Richie has been appointed to the Company’s Board of Directors (the “Board”) effective as of November 2, 2020. A copy of the press release announcing her appointment is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Ms. Richie served as President of the Women’s National Basketball Association LLC from May 2011 to November 2015. Prior to that, she served as Chief Marketing Officer of Girl Scouts of the United States of America from 2008 to 2011. Previously, she held various positions at Ogilvy & Mather, including Senior Partner and Executive Group Director and founding member of the agency’s Diversity Advisory Board.
Ms. Richie will serve as a member of the Board’s Compensation Committee and the Nominating, Governance and Social Responsibility Committee.
In connection with her service on the Board, Ms. Richie will participate in the Company’s compensation program for non-employee directors, as it is amended from time to time, which currently includes an annual cash retainer of $95,000. Ms. Richie will receive an annual retainer of $15,000 in connection with her service on the Compensation Committee, and $12,500 for her service on the Nominating, Governance and Social Responsibility Committee. Effective as of her appointment to the Board, Ms. Richie will be granted a pro-rated portion of the Company’s annual stock grant of $160,000 of Hasbro stock that was made to directors on May 14, 2020.
In addition, Ms. Richie will become party with the Company to the Company’s form of Director Indemnification Agreement, which has been filed as Exhibit 10(jj) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2007.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1	Hasbro, Inc. Press Release, dated November 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: November 2, 2020